ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT/ PURCH ORDER/ AGREEMENT NO.	2. DELIVERY ORDER / CALL NO.	3. DATE OF ORDER/ CALL (YYYYMMDD)	4. REQUISITION / PURCHASE REQUEST NO.	5. PRIORITY
N00014-07-M-0060		SEE BLK 24	07PR02681-00	DO-C9(J)

6. ISSUED BY CODE N00014

OFFICE OF NAVAL RESEARCH
ONR 253 TIA BELTON, (703) 696-0942
E-MAIL BELTONT@ONR.NAVY.MIL
875 NORTH RANDOLPH ST. SUITE 1425,
ARLINGTON, VA 22203-1995

7. ADMINISTERED BY *(If other than 6)* CODE S2401A

DCMA TWIN CITIES
BISHOP HENRY WHIPPLE FEDERAL BUILDING
ONE FEDERAL DRIVE, SUITE 1150
FORT SNELLING, MN 55111

8. DELIVERY FOB
☒ DESTINATION
☐ OTHER
(See Schedule if other)

9. CONTRACTOR CODE 4GG66 FACILITY CODE

NAME AND ADDRESS
INFOBIONICS INCORPORATED
756 GOODRICH AVE
SAINT PAUL, MN 55105-3343

10. DELIVER TO FOB POINT BY (DATE) (YYYYMMDD)
See Page 2

11. X IF BUSINESS IS
☒ SMALL
☐ SMALL DIS-ADVANTAGED
☐ WOMEN-OWNED

12. DISCOUNT TERMS
NET 30 DAYS

13. MAIL INVOICES TO
See Pages 3 and 4

14. SHIP TO CODE W90WIE

JOINT TRANSFORMATION COMMAND for INTELLIGENCE
(JTC--I)
ATTN HANS INGEBRIGTSEN
7941 BLANDY ROAD, SUITE 100
NORFOLK, VA 23551-2498

15. PAYMENT WILL BE MADE BY CODE HQ0339

DFAS COLUMBUS CENTER
WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS, OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH CONTRACT OR ORDER NUMBERS

16. TYPE OF ORDER

☐ DELIVERY/ CALL — This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.

Reference your See Page 2 furnish the following on terms specified herein.

☒ PURCHASE — ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMDD)

☐ If this box is marked, supplier must sign Acceptance and return the following number of copies

17. ACCOUNTING AND APPROPRIATION DATA / LOCAL USE

SEE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET (S)

18. ITEM NO.	19. SCHEDULE OF SUPPLIES / SERVICE	20. QUANTITY ORDERED/ACCEPTED	21. UNIT	22. UNIT PRICE	23. AMOUNT
See Page 2	This purchase order is written in accordance with the Small Business Innovative Research (SBIR) Program Authorized by 15 U.S.C. 638 See Page 2 for description of supplies and delivery schedule. FOR DOD ADMINISTRATIVE USE ONLY: PRIORITY:				

*If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA Susan M. Sutherland, Contracting Officer
12/8/06
BY Susan M. Sutherland CONTRACTING / ORDERING OFFICER

25. TOTAL See Page 2

26. DIFFERENCES $

27a. QUANTITY IN COLUMN 20 HAS BEEN
☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE | c. DATE OF ORDER (YYYYMMDD) / / | d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE | 28. SHIP NO. ☐ PARTIAL ☐ FINAL | 29. D.O. VOUCHER NO. | 30. INITIALS

f. TELEPHONE NUMBER | g. E-MAIL ADDRESS | 32. PAID BY | 33. AMOUNT VERIFIED CORRECT FOR

31. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL | 34. CHECK NUMBER

36. I certify this account is correct and proper for payment
a. DATE (YYYYMMDD) | b. SIGNATURE AND TITLE OF CERTIFYING OFFICER | 35. BILL OF LADING NO.

37. RECEIVED BY | 38. RECEIVED BY (Print) | 39. DATE RECEIVED (YYYYMMDD) / / | 40. TOTAL CONTAINERS | 41. S / R ACCOUNT NUMBER | 42. S / R VOUCHER NO.

SUPPLIES OR SERVICES AND PRICES/COSTS

BASE (6 months)				
ITEM NO.	SUPPLIES / SERVICES	QTY	UNIT OF ISSUE	AMOUNT
0001	The Contractor shall conduct research and provide reports in accordance with Paragraph 1 below.			NSP
0001AA	Progress Report	1	EA	$35,000.00
0001AB	Progress Report	1	EA	$25,000.00
0001AC	Final Report **(In Accordance With Section 6, Electronic Submission of Summary Final Report (Phase I))**	1	EA	$10,000.00
ITEM 0001 FIRM FIXED PRICE				$70,000.00

OPTION I (3 months)				
ITEM NO.	SUPPLIES / SERVICES	QTY	UNIT OF ISSUE	AMOUNT
0002	The Contractor shall conduct research and provide reports in accordance with Paragraph 2 below.			NSP
0002AA	Progress Report	1	EA	$15,000.00
0002AB	Final Report	1	EA	$14,938.00
ITEM 0002 FIRM FIXED PRICE				$29,938.00

TOTAL FIRM FIXED PRICE: $70,000.00

1. Under Item 0001, the Contractor shall conduct research and provide reports in accordance with the section entitled "Sequence and Measurement of Objectives," 1 through 8 of its proposal entitled "Next Generation Data Base Modeled on Human Neurological Processes," dated 07-14-2006, submitted in response to SBIR topic N06-159, which section is incorporated herein by reference.

2. Under Option I (Item 0002), if exercised, the Contractor shall conduct research and provide reports in accordance with the section entitled "Additional 'Optional' Work Effort," of its proposal entitled "Next Generation Data Base Modeled on Human Neurological Processes," dated 07-14-2006, submitted in response to SBIR topic N06-159, which section is incorporated herein by reference.

3. The Contractor shall accomplish the work during the period commencing from 11 DEC 06 through 10 SEP 07. The additional three months are to allow the Government sufficient time to determine if the Option under Item Number 0002 should be exercised. Delivery of Subline Items shall be in accordance with the following schedule. Inspection and acceptance is at destination.

Base		**Option I**	
CLIN/SLIN	Delivery Date	CLIN/SLIN	DELIVERY DATE
0001AA	09 February 2007	0002AA	Due 45 DAOE
0001AB	10 April 2007	0002AB	Due 90 DAOE
0001AC	09 June 2007		

Note: Days after Contract Award (DACA) & Days After Option Exercise (DAOE)

4. INVENTION DISCLOSURES AND REPORTS

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer (ACO). The ACO (Refer to Block 7 of the DD Form 1155 for POC information) will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, 875 North Randolph Street, Suite 1425, Arlington, VA 22203-1995. Corporate Counsel will return the reports along with a recommendation to the ACO. Corporate Counsel represents the Contracting Officer regarding invention reporting matters arising under this purchase order.

5. ONR 5252.219-9717 SPECIAL SMALL BUSINESS INNOVATION RESEARCH (SBIR) REQUIREMENTS (DEC 88)

A minimum of two-thirds of the SBIR Project shall be carried out by the proposing firm. The primary employment of the principal investigator shall be with the Contractor at the time of award and during the conduct of the proposed effort.

Primary employment means that more than one-half of the principal investigator's time is spent with the Contractor. Deviations from the above requirements shall be approved in writing by the Contracting Officer.

The research or research and development work under this contract shall be performed by the Contractor in the United States. "United States" means the several states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, and the Commonwealth of the Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia.

6. ELECTRONIC SUBMISSION OF SUMMARY FINAL REPORT (PHASE I)

You must submit an electronic NONPROPRIETARY summary of your final report directly to the Navy SBIR/STTR website at www.navysbir.com. To submit this report, select Submission, then select Submit a Phase I or II Summary Report, then select Begin Submission Process. Enter your firm name and the password used to submit proposals to the DoD Proposal Submission website. Select Summary Report and Add a New Report. Follow the remaining instructions given on the submission website. Additional guidance on payment issues, progress and final report formats, Phase II plans, and other information on SBIR and STTR programs can be found at the Navy SBIR/STTR website at www.navysbir.com

7. INSTRUCTIONS FOR PAYMENT

The Office of Naval Research will utilize the new DoD Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. **Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/invoices will no longer be accepted for payment.**

It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides are also available at

http://www.acquisition.navy.mil/navyaos/content/view/full/3521/). The most useful guides are "Getting Started for Vendors", "WAWF Vendor Guide", and either "Creating a Combo Receiving Report and Invoice" or "Creating a 2-in-1 Service Invoice"; use the latter if the invoice is for services only.

The designated CCR EB point of contact is responsible for activating the company's CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF: https://wawf.eb.mil.

The designated CCR EB point of contact is responsible for activating the company's CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF https://wawf.eb.mil.

The following required information should automatically fill-in via WAWF; if it does not fill-in, include the following:

Issue By DODAAC: N00014
Admin DODAAC: [Use the 6 character "ADMINISTERED BY" CODE as listed on page one of the award document]
Pay DODAAC: [Use the 6 character "PAYMENT WILL BE MADE BY" CODE as listed on page one of the award document]

Fill-in the following additional information:

Service Acceptor DODAAC: N00014 *(Note – this line is required only with "Invoice as 2-in-1"(Services Only) type invoices)*
Ship To Code DODAAC: [Use the 6 character "SHIP TO" CODE as listed on page one of the award document] *(Note – this line is required only with "Invoice and Receiving Report (Combo)" type invoices)*

The following additional information may need to be filled in:

LPO DODAAC: N00014 *(Note - this line is required only when the "PAYMENT WILL BE MADE BY" DODAAC begins with an 'N')*

After self-registering and logging on to the WAWF system, click on the plus sign next to the word "Vendor" and then click on the "Create New Document" link. Enter the contract number, cage code, and Pay DODAAC (above) and hit submit. Select either the: **"Invoice as 2-in-1" (Services Only)** for services/R&D (can include incidental supplies) or **"Invoice and Receiving Report (Combo)"** for supplies/services) invoice type within WAWF-RA. Both types of invoices fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Back up documentation, 5MB limit, can be included and attached to the invoice in WAWF under the "Misc Info" tab. Fill-in all applicable information under each tab. If any of your reports are above 5 MB then only submit the first several pages through this system. Attachments created in any Microsoft Office product are attachable to the invoice. Reports attached in WAWF will go to the SBIR Program Manager only. Reports must still be submitted to the Program Officer as directed under Item number 8.

Take special care when you enter Line Item information - the Line Item tab is where you will detail your request for payment and material/services that were provided based upon the contract. Be sure to fill in the following two informational items exactly as they appear in the contract:

1) Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line Item Number (CLIN), use the 6 character separately identified Sub Line Item Number (SLIN) (e.g. – 0001AA) or Informational SLIN (e.g. – 000101), otherwise use the 4 character CLIN (e.g. – 0001).

2) ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SLIN or CLIN. (Note – DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY ACRN).

After all required information is included, click on the "Submit" button under the "Header" tab.

A separate invoice will be prepared for each of the 3 increments of the payments due as listed under 3 of this contract. The 3rd invoice must be submitted as a final invoice (select "Y" in the Final Invoice block). Do **not** combine the payment claims for services under this contract.

Helpful Note: Shipment Number format should be three alpha and 4 numeric (e.g., SER0001).

Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms.

If you have any questions regarding the WAWF, please contact the DoN WAWF Assistance Line at 1-800-559-WAWF (9293).

8. CLAUSES July 12, 2006

FAR 52.252-2 Clauses Incorporated by Reference (FEB 1998): This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clauses and Department of Defense FAR Supplement (DFARS) (48 CFR Chapter 2) (SEP 2002)

FAR 52.204-7	Central Contractor Registration (JUL 2006)
FAR 52.209-06	Protecting the Government's Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JAN 2005)
FAR 52.211-15	Defense Priority and Allocation Requirements (SEP 1990)
FAR 52.213-4	Terms and Conditions – Simplified Acquisitions (Other Than Commercial Items) (APR 2005)
FAR 52.215-8	Order of Precedence – Uniform Contract Act (OCT 1997)
FAR 52.217-7	Option for Increased Quantity – Separately Priced Line Item (MAR 1989) (Insert "9 months after the Order is executed")
FAR 52.219-6	Notice of Total Small Business Set-Aside (JUN 2003), and Alternate I (JUN 2003)
FAR 52.222-3	Convict Labor (JUN 2003)
FAR 52.222-21	Prohibition of Segregated Facilities (FEB 1999)
FAR 52.222-26	Equal Opportunity (APR 2002)

FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era. and Other Eligible Veterans (DEC 2001)
FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001)
FAR 52.222-50	Combating Trafficking of Persons (APR 2006)
FAR 52.225-13	Restrictions on Certain Foreign Purchases (FEB 2006)
FAR 52.227-11	Patent Rights – Retention by Contractor (Short Form) (JUN 1997)
FAR 52.232-2	Payments under Fixed-Price Research and Development Contracts (APR 1984)
FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
FAR 52.232-25	Prompt Payment (OCT 2003) (The words "the 30th day" are inserted in lieu of "the 7th day" at (a)(5)(i).
FAR 52.232-33	Payment by Electronic Funds Transfer – Central Contractor Registration (OCT 2003)
FAR 52.233-1	Disputes (JULY 2002)
FAR 52.233-3	Protest After Award (AUG 1996)
FAR 52.242-15	Stop Work Order (AUG 1989)
FAR 52.243-1	Changes – Fixed Price (AUG 1987) and Alternate V (APR 1984)
FAR 52.244-6	Subcontracts for Commercial Items (FEB 2006)
FAR 52.246-9	Inspection of Research and Development (Short Form) (APR 1984)
FAR 52.247-34	F.o.b. Destination (NOV 1991)
FAR 52.249-1	Termination for Convenience of the Government (Fixed Price) (Short Form) (APR 1984)
FAR 52.253-1	Computer Generated Forms (JAN 1991)
DFARS 252.204-7003	Control of Government Personnel Work Product (APR 1992)
DFARS 252.204-7004	Alternate A (NOV 2003)
DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 2005)
DFARS 252.227-7016	Rights in Bid or Proposal Information (JUN 1995)
DFARS 252.227-7017	Identification And Assertion Of Use, Release, Or Disclosure Restrictions (JUN 1995)
DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software – Small Business Innovation Research (SBIR) Program (JUN 1995)
DFARS 252.227-7019	Validation of Asserted Restrictions – Computer Software (JUN 1995)
DFARS 252.227-7030	Technical Data – Withholding of Payment (MAR 2000)
DFARS 252.227-7034	Patents – Subcontracts (APR 1984)
DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
DFARS 252.227-7039	Patents – Reporting of Subject Inventions (APR 1990)
DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
DFARS 252.232-7003	Electronic Submission of Payment Requests (MAY 2006)
DFARS 252.235-7002	Animal Welfare (DEC 1991)
DFARS 252.235-7011	Final Scientific or Technical Report (NOV 2004)
DFARS 252.243-7001	Pricing of Contract Modifications (DEC 1991)
DFARS 252.246-7000	Material Inspection and Receiving Report (MAR 2003)

9. PURCHASE ORDER DATA REQUIREMENTS LIST INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF PROGRESS REPORTS

The minimum distribution for Progress Reports is as follows:

ADDRESSEE	DODAAC CODE	NUMBER OF COPIES
		UNCLASSIFIED / LIMITED AND CLASSIFIED
Program Officer: Hans Ingebrigtsen E-Mail: hans.ingebrigtsen@jfcom.mil **Note: Send to Prog Officer when SBIR Phase I**	W90W1E	1
SBIR Program Manager Cathy Nodgaard E-Mail: nodgaac@onr.navy.mil **Note: Send to SBIR Program Manager only if ONR SBIR Phase I**	N00014	1
Administrative Contracting* Fax: (612) 605-4154	S2401A	1

*Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

DISTRIBUTION OF FINAL TECHNICAL REPORTS (A SF-298 must accompany the final technical report)

ADDRESSEE	DODAAC CODE	NUMBER OF COPIES
		UNCLASSIFIED / LIMITED AND CLASSIFIED
JOINT TRANSFORMATION COMMAND FOR INTELLIGENCE (JTC-1) ATTN: HANS INGEBRIGTSEN, 7941 BLANDY ROAD, SUITE 100 NORFOLK, VA 23551-2498 REF: N00014-07-M-0060	W90W1E	1 w/SF-298
SBIR PROGRAM MANAGER ATTN: CATHY NODGAARD, CODE 364 OFFICE OF NAVAL RESEARCH 875 N RANDOLPH STREET, SUITE 1425 ARLINGTON, VA 22203-1995 Phone: (703)696-0289 E-mail: nodgaac@onr.navy.mil REF:N00014-07-M-0060	N00014	1 w/SF-298
ADMINISTRATIVE CONTRACTING OFFICER* Fax: (612) 605-4154	S2401A	1 w/SF-298
DEFENSE TECHNICAL INFORMATION CENTER 8725 JOHN J. KINGMAN RD, SUITE 0944 FORT BELVOIR, VA 22060-6218 ATTN: Pat Mawby E-mail: pmawby@dtic.mil	HJ4701	2 w/SF-298

DIRECTOR, NAVAL RESEARCH LAB ATTN: CODE 5227 4555 OVERLOOK AVENUE, SW WASHINGTON, D.C. 20375-5320 E-mail: reports@library.nrl.navy.mil	N00173	1 w/SF-298

* Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

ELECTRONIC SUBMISSIONS OF TECHNICAL REPORTS IS PREFERRED AND ENCOURAGED. ELECTRONIC SUBMISSION SHOULD BE SENT TO THE E-MAIL ADDRESSES PROVIDED IN THE ABOVE TABLE, HOWEVER PLEASE NOTE THE FOLLOWING:

- Only Unlimited/Unclassified document copies may be submitted by e-mail.

- Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.

- Electronic submission to DIRECTOR, NAVAL RESEARCH LAB, shall be unclassified/unlimited reports and 30 pages or less. If unclassified and more than 30 pages, hardcopies of reports must be mailed.

- Electronic submission to DTIC shall be unclassified/unlimited reports. If submission is for limited documents, please send them in on a disk or sign up for DTIC's web-based document submission system at http://www.dtic.mil. DTIC prefers .pdf, .tif, and .ps files; however, other formats will also be accepted. **NOTE:** DTIC can no longer accept the following file types via email: password protected, zipped or compressed files, file with the extensions: *.vbs, *.cmd, *.exe, *.bat, *.com, *.mp3, *.eml and *.dll.

- All reports, briefs, technical documents, etc. submitted to the Government under this award should contain the following legend:

SBIR DATA RIGHTS

Topic Number:	N06-159
Award No.:	N00014-07-M-0060
Contractor Name:	Infobionics Corporation
Contractor Address:	756 Goodrich Avenue
	Saint Paul, MN 55105-3343

The Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted as provided in paragraph (b)(4) of DFARS 252-227-7018, Rights in Noncommercial Technical Data and Computer Software--Small Business Innovative Research (SBIR) Program.

10. ATTACHMENTS

a. Report Documentation Page (SF 298) 1 page
b. Financial Accounting Data (FAD) Sheet(s)

REPORT DOCUMENTATION PAGE			Form Approved OMB No. 0704-0188
Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing this collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ADDRESS.**			
1. REPORT DATE *(DD-MM-YYYY)*	**2. REPORT TYPE**		**3. DATES COVERED** *(From - To)*
4. TITLE AND SUBTITLE			**5a. CONTRACT NUMBER**
			5b. GRANT NUMBER
			5c. PROGRAM ELEMENT NUMBER
6. AUTHOR(S)			**5d. PROJECT NUMBER**
			5e. TASK NUMBER
			5f. WORK UNIT NUMBER
7. PERFORMING ORGANIZATION NAME(S) AND ADDRESS(ES)			**8. PERFORMING ORGANIZATION REPORT NUMBER**
9. SPONSORING / MONITORING AGENCY NAME(S) AND ADDRESS(ES)			**10. SPONSOR/MONITOR'S ACRONYM(S)**
			11. SPONSOR/MONITOR'S REPORT NUMBER(S)

12. DISTRIBUTION / AVAILABILITY STATEMENT

Distribution authorized/limited to U.S. Government Agencies only; report contains proprietary data produced under an SBIR award. Other requests shall be referred to the performing organization in Block 7 of this form.

13. SUPPLEMENTARY NOTES

14. ABSTRACT

This report was developed under an SBIR award for Solicitation topic # ___-___.

15. SUBJECT TERMS

16. SECURITY CLASSIFICATION OF:			**17. LIMITATION OF ABSTRACT**	**18. NUMBER OF PAGES**	**19a. NAME OF RESPONSIBLE PERSON**
a. REPORT	**b. ABSTRACT**	**c. THIS PAGE**			**19b. TELEPHONE NUMBER** *(include area code)*

Standard Form 298 (Rev. 8-98)
Prescribed by ANSI Std. Z39.18

FINANCIAL ACCOUNTING DATA SHEET - NAVY

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER	
N0001407M0060			07PR02681-00	

6. LINE OF ACCOUNTING

CLIN/SLIN	A. ACRN (CRITICAL)	B. APPROPRIATION (CRITICAL)	C. SUBHEAD (CRITICAL)	D. OBJ CLA	E. PARM	F. RFM	G. SA	H. AAA (CRITICAL)	I. IT	J. PAA	K. COST CODE PROJ UNIT	MCC	PDLI & SUF	7. AMOUNT (CRITICAL)	NAVY INTERNAL USE ONLY REF DOC/ACRN
	AA	1761319	W6ED	255	RA	369	0	068342	2D	000000	01864	000	9000	$70,000.00	PR#07PR02681-00 FRC:6SBR
													PAGE TOTAL	$70,000.00	
													GRAND TOTAL	$70,000.00	

PREPARED/AUTHORIZED BY:

DATE:

COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
BY ______________________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER	PAGE 2 OF 2
N0001407M0060			07PR02681-00	

5. CLIN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION	8. AMOUNT (CRITICAL)		NAVY INTERNAL USE ONLY REF DOC/ACRN
		This page is intentionally blank			
		PAGE TOTAL	$.00		
		GRAND TOTAL	$.00		

PREPARED/AUTHORIZED BY:

DATE:

COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
BY________________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		CONTRACT ID CODE D0-C9(J)	PAGE OF PAGES 1 2
2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE 11-JUN-2007	4. REQUISITION/PURCHASE REG. NO 07PR02681-01	5. PROJECT NO. *(if applicable)* N.A.
6. ISSUED BY CODE N00014		7. ADMINISTERED BY *(if other than item 6)* CODE S2401A SCD-C	
OFFICE OF NAVAL RESEARCH ONR 0253 Tia Belton (703)696-0942 E-mail beltont@onr.navy.mil ONE LIBERTY CENTER 875 NORTH RANDOLPH STREET, SUITE 1425 ARLINGTON, VA 22203-1995		DCMA TWIN CITIES B.H. WHIPPLE FEDERAL BLDG, ROOM 1150 1 FEDERAL DRIVE FT. SNELLING, MN 55111	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(3)	
INFOBIONICS, INCORPORATED 756 GOODRICH AVE SAINT PAUL, MN 55105-3343		9.A. AMENDMENT OF SOLICITATION NO. N.A.
	☐	9B. DATED (SEE ITEM 11)
	☒	10A. MODIFICATION OF CONTRACT/ORDER NO. N00014-07-M-0060
CODE 4GG66 FACILITY CODE		10B. DATED (SEE ITEM 13) 08-DEC-2006

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of the amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA *(if required)*

SEE ATTACHED FINANCIAL ACCOUNTING DATA FAD SHEET(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRTACTS/ORDERS
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.

(3)	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO *(Specify Authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: **AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:**
☒	D. OTHER *(Specify type of modification and authority)* Unilateral modification pursuant to FAR 52.217-7-Option for Increased Quantity (MAR 1989) and FAR 43.103 (b)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to exercise Option 1, CLIN 0002, in the amount of $29,938 under Purchase Order N00014-07-M-0060.

See Page 2.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Susan M. Sutherland, Contracting Officer	
15B. CONTRACTOR/OFFEROR *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY Susan M Sutherland *(Signature of Contracting Officer)*	16C. DATE SIGNED 6/4/07

SN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE
NAVOCNR OVERPRINT (3-88)

30-105

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

Effective as of the date of this Modification:

1. Option I is exercised as follows:

OPTION 1 (3 months)				
ITEM NO.	SUPPLIES/SERVICES	QTY	UNIT OF ISSUE	AMOUNT
0002	The Contractor shall conduct research and provide reports in accordance with Paragraph 2 below.			NSP
0002AA	Progress Report	1	EA	$15,000.00
0002AB	Final Report	1	EA	$14,938.00
ITEM 0002	FIRM FIXED PRICE			$29,938.00

2. The Total Firm Fixed Price amount of this order is revised to read as follows: "$99,938.00."

3. Paragraph 3 of the basic order is revised to read as follows:

"3. The Contractor shall accomplish the work during the period commencing 11 DEC 2006 through 10 SEP 2007. Delivery of Subline Items shall be in accordance with the following schedule. Inspection and acceptance is at destination."

Base		Option I	
CLIN/SLIN	DELIVERY DATE	CLIN/SLIN	DELIVERY DATE
0001AA	09 February 2007	0002AA	26 July 2007
0001AB	10 April 2007 *	0002AB	10 September 2007
0001AC	09 June 2007		

4. The funds available for performance of this order are increased by the amount set forth in the attached Financial Accounting Data Sheet(s).

This modification increases the total amount of this Purchase Order from $70,000.00 to $99,938.00. All other terms and conditions remain unchanged.

FINANCIAL ACCOUNTING DATA SHEET - NAVY

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER
N0001407M0060		P00001	07PR02681-01

6. LINE OF ACCOUNTING

CLIN/SLIN	A. ACRN (CRITICAL)	B. APPROPRIATION (CRITICAL)	C. SUBHEAD (CRITICAL)	D. OBJ CLA	E. PARM	F. RFM	G. SA	H. AAA (CRITICAL)	I. IT	J. PAA	K. COST CODE PROJ UNIT	COST CODE MCC	COST CODE PDLI & SUF	7. AMOUNT (CRITICAL)	NAVY INTERNAL USE ONLY REF DOC/ACRN
	AA	1761319	N6ED	255	RA	369	0	068342	2D	000000	01864	000	9000	$29,938.00	PR#07PR02681-01 FRC:6SBR
													PAGE TOTAL	$29,938.00	
													GRAND TOTAL	$29,938.00	

PREPARED/AUTORIZED BY:

DATE:

COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
BY ______________________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

ONR AWARD FORM (10/99) - version 1.1

FINANCIAL ACCOUNTING DATA SHEET – NON-NAVY DoD ACTIVITIES

1. CONTRACT NUMBER (CRITICAL)	2. SPIIN (CRITICAL)	3. MOD (CRITICAL)	4. PR NUMBER	
N0001407M0060		P00001	07PR02681-01	

5. CLIN/SLIN	6. ACRN (CRITICAL)	7. ACCOUNTING CITATION	8. AMOUNT (CRITICAL)		NAVY INTERNAL USE ONLY REF DOC/ACRN
		This page is intentionally blank			
		PAGE TOTAL	$.00		
		GRAND TOTAL	$.00		

PREPARED/AUTHORIZED BY:

DATE:

COMPTROLLER APPROVAL:
FOR FISCAL DATA AND SIGNATURE
BY____________ for COMPTROLLER, ONR CONTRACT REVIEWED
DATE:

ONR AWARD FORM (10/99) - version 1.1